SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : September 27, 1999


                       Saxon Asset Securities Trust 1999-2
             Mortgage Loan Asset Backed Certificates, Series 1999-2

             (Exact name of registrant as specified in its charter)


     Virginia                      333-59479              52-1785164
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation or organization)                         Identification No.)


                    4880 Cox Road, Glen Allen, Virginia 23060
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code : (804) 967-7400

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                 This report consists of 8 consecutively numbered pages.

Item 5.   Other Events.

          On September27,1999 distributions were made to the Certificateholders.
          Specific   information   with   respect  to  the distributions  is
          filed  as  Exhibit  99.1.   No  other   reportable transactions or
          matters have  occurred  during the current  reporting period.

Item 7.   Financial Statements and Exhibits.

           (c) The following exhibits are filed as part of this report:

               Monthly Payment Report on September 27, 1999 filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SAXON ASSET SECURITIES TRUST 1999-2
                                MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                SERIES 1999-2


Date:                      By:  /s/ Bradley D. Adams
                                ---------------
                                Bradley D. Adams
                                Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Payment Report Statement on
                         September 27, 1999

                                  Exhibit 99.1


                    Monthly Payment Report on September 27, 1999

                                                  PAYMENT DISTRIBUTION STATEMENT
                                                SAXON ASSET SECURITIES TRUST 1999-2
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1999-2
                                                  STATEMENT TO CERTIFICATEHOLDER
											 Cer-	Certifi-
Distribution Date:		27-Sep-99						 tifi-	cates
										Interest cates	Carry	Applied
		Original	Beginning					Carry	 Carry-	Over	Realized   Total	  Ending
		Certificate	Certificate	Principal	 Interest 	Forward	 over	Amount	Loss	   Distri-	  Certificate
Class	Cusip #	Balance		Balance		Distribution	 Distribution 	Amount	 Amount Paid	Amount	   bution	  Balance

AF-1  805564DM0	 80,000,000.00	68,027,006.36	3,129,878.09	338,526.48 	 -   	  N/A	 N/A	N/A	3,468,404.57	64,897,128.27
AF-2  805564DN8	 33,000,000.00	33,000,000.00	 	-   	164,175.00 	 -   	  N/A	 N/A	N/A	  164,175.00	33,000,000.00
AF-3  805564DP3	 36,000,000.00	36,000,000.00	 	-   	183,150.00 	 -   	  N/A	 N/A	N/A	  183,150.00	36,000,000.00
AF-4  805564DQ1	 27,000,000.00	27,000,000.00	 	-   	145,012.50 	 -   	  N/A	 N/A	N/A	  145,012.50	27,000,000.00
AF-5  805564DR9	 16,713,000.00	16,713,000.00	 	-   	 94,915.91 	 -   	  N/A	 N/A	N/A	   94,915.91	16,713,000.00
AF-6  805564DS7	 21,412,800.00	21,412,800.00	 	-   	114,469.26 	 -   	  N/A	 N/A	N/A	  114,469.26	21,412,800.00
MF-1  805564DT5	 12,449,000.00	12,449,000.00	 	-   	 70,336.85 	 -   	  N/A	 N/A	 -   	   70,336.85	12,449,000.00
MF-2  805564DU2	  9,337,000.00	 9,337,000.00	 	-   	 55,827.48 	 -   	  N/A	 N/A	 -   	   55,827.48	 9,337,000.00
BF-1  805564DV0	  8,092,000.00	 8,092,000.00	 	-   	 56,711.43 	 -   	  N/A	 N/A	 -   	   56,711.43	 8,092,000.00
BF-1A 805564DW8	  4,980,000.00	 4,133,717.11	  272,553.73	 27,299.76 	 -   	  N/A	 N/A	 -   	  299,853.49	 3,861,163.38
AV-1  805564DX6	177,840,800.00 161,883,111.66	3,880,375.89	826,362.70 	 -   	   -   	  -   	N/A	4,706,738.59   158,002,735.77
MV-1  805564DY4	 16,884,000.00	16,884,000.00		-   	 89,592.48 	 -   	   -   	  -   	 -   	   89,592.48	16,884,000.00
MV-2  805564DZ1	 14,070,000.00	14,070,000.00	 	-   	 81,109.15 	 -   	   -   	  -   	 -   	   81,109.15	14,070,000.00
BV-1  805564EA5	  9,567,000.00	 9,567,000.00	 	-   	 70,497.83 	 -   	   -   	  -   	 -   	   70,497.83	 9,567,000.00
BV-1A 805564EB3	  6,704,000.00	 5,828,005.22	  285,735.43	 40,334.65 	 -   	   -   	  -   	 -   	  326,070.08	 5,542,269.79
C     80556C2		N/A		N/A		N/A	566,904.75 	N/A	  N/A	 N/A	N/A	  566,904.75		N/A
R     80556R2		N/A		N/A		N/A		-   	N/A	  N/A	 N/A	N/A	  	-   		N/A

TOTALS		474,049,600.00	444,396,640.35	7,568,543.14  2,925,226.24 				       10,493,769.38   436,828,097.21

Group I		248,983,800.00	236,164,523.47	3,402,431.82  1,250,424.67					4,652,856.50   232,762,091.65
Group II	225,065,800.00	208,232,116.88	4,166,111.32  1,107,896.81					5,274,008.13   204,066,005.56





One Month LIBOR RATE			5.33875%

Factor Information per $1,000 of the Original Balance

								   Certi-		Current
					      Interest	Certi-	   ficates		Pass
		  Principal	Interest      Carry	ficates    Carryover  End Prin	Through
Class	Cusip #	  Distribution	Distribution  Forward	Carryover  Paid       Balance	Rate

AF-1  805564DM0	   39.12348	 4.23158      0.00000	  N/A	    N/A	     811.21410	5.42875%
AF-2  805564DN8	    0.00000	 4.97500      0.00000	  N/A	    N/A	   1,000.00000	5.97000%
AF-3  805564DP3	    0.00000	 5.08750      0.00000	  N/A	    N/A	   1,000.00000	6.10500%
AF-4  805564DQ1	    0.00000	 5.37083      0.00000	  N/A	    N/A	   1,000.00000	6.44500%
AF-5  805564DR9	    0.00000	 5.67917      0.00000	  N/A	    N/A	   1,000.00000	6.81500%
AF-6  805564DS7	    0.00000	 5.34583      0.00000	  N/A	    N/A	   1,000.00000	6.41500%
MF-1  805564DT5	    0.00000	 5.65000      0.00000	  N/A	    N/A	   1,000.00000	6.78000%
MF-2  805564DU2	    0.00000	 5.97917      0.00000	  N/A	    N/A	   1,000.00000	7.17500%
BF-1  805564DV0	    0.00000	 7.00833      0.00000	  N/A	    N/A	   1,000.00000	8.41000%
BF-1A 805564DW8	   54.72966	 5.48188      0.00000	  N/A	    N/A      775.33401	7.92500%
AV-1  805564DX6	   21.81938	 4.64664      0.00000	0.00000	  0.00000    888.45043	5.56875%
MV-1  805564DY4	    0.00000	 5.30635      0.00000	0.00000	  0.00000  1,000.00000	5.78875%
MV-2  805564DZ1	    0.00000	 5.76469      0.00000	0.00000	  0.00000  1,000.00000	6.28875%
BV-1  805564EA5	    0.00000	 7.36885      0.00000	0.00000	  0.00000  1,000.00000	8.03875%
BV-1A 805564EB3	   42.62163	 6.01651      0.00000	0.00000	  0.00000    826.71089	8.30500%









	If there are any questions or comments, please contact:

	Joan Dolce
	Saxon Mortgage
	4880 Cox Road
	Richmond, VA  23060
	(804) 967-5814

                                             -6-

				      PAYMENT DISTRIBUTION STATEMENT
                                   SAXON ASSET SECURITIES TRUST 1999-2
                                 MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                          SERIES 1999-2
                                    STATEMENT TO CERTIFICATEHOLDERS


								Group I		  Group II
	Aggregate Scheduled Mortgage Principal Balance	     233,880,928.27   205,227,735.77
	Prepayment Amount				       2,962,842.43     3,776,297.15
	Substitution Shortfall Amount				        -   	  	-
	Repurchase Amounts						-   	 	-
	Other Recoveries						-   	 	-
	Extra Principal Distribution Amount				-   	 	-
	Applied Realized Loss Amount					-   	 	-
	Unpaid Realized Loss Amount					-   	 	-

								Group I		  Group II
	Net Rate						9.39755%	  9.34019%
	Largest Mortgage Loan Balance			       498,577.60        995,712.26
	Servicing Fees						99,710.71	  87,128.33
	Master Servicing Fees			           	 9,875.45	   8,712.84


	The Number and Aggregate Principal Balances of all Delinquent Mortgage Loans as of the Remittance Date

					Group I			 			Group II

			Category	Number	Percentage  Principal Balance	 Number Percentage  Principal Balance
			30-59 Days	 63 	2.22191%      5,196,626.33	  63	2.87613%	5,902,620.36
			60-89 Days	  3 	0.09344%	218,543.70	   3 	0.15230%	  312,567.79
			90+ Days	  5 	0.09535%	223,005.61 	   3 	0.31069%	  637,631.48


													Group I		Group II

	Number of Mortgage Loans in Foreclosure Proceedings						   60		   49
	Scheduled Principal Balance of all Mortgage Loans in Foreclosure Proceedings		    5,509,832.62     4,994,948.54
	Number of Mortgage Loans in Foreclosure in Prior Month						   39 	           34
	Scheduled Principal Balance of all Mortgage Loans in Foreclosure in Prior Month		    3,812,350.04     3,220,391.69


												       Group I		Group II

	Number of Mortgagors in Bankruptcy Proceedings							   10		    9
	Scheduled Principal Balances of Mortgage Loans in Bankruptcy Proceedings		     802,062.96	     1,106,997.63


												      Group I		Group II

	Number of any REO Properties							 		    1 	 	    1
	Book Value of any REO Properties							      57,513.60         52,169.12


								Group I				Group II
					Servicer	Number	Principal Balance	Number	Principal Balance
	Number of 60+ Delinquent Loans	Meritech	 74 	 6,359,914.85 	 	59 	 6,357,394.80


	Amount on Deposit in Asset Proceeds Account				10,493,769.37

	Interest								 3,483,515.39

	Scheduled Principal							   271,114.40

	Unscheduled Principal						  	 6,739,139.58



						-7-

                                                  PAYMENT DISTRIBUTION STATEMENT
                                                SAXON ASSET SECURITIES TRUST 1999-2
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1999-2
                                                  STATEMENT TO CERTIFICATEHOLDERS









									Group I		Group II

	Realized Losses for the current period				     -   	    -
	Cumulative Realized Losses				             -   	    -
	Applied Realized Losses					     	     -   	    -
	Unpaid Realized Losses						     -   	    -


									Group I		Group II
	Trigger Event						   Has not occurred   Has not occurred
	Subordinate Trigger Event				   Has not occurred   Has not occurred


	Overcollateralization Target Amount			      4,980,038.67	6,704,192.51
	Overcollateralization Amount				      1,118,836.62	1,161,730.21



								   -8-
